Exhibit 99.1

Kubient Appoints Chairman, Founder and Chief Strategy Officer Paul Roberts as Interim Chief Executive Officer

Board of Directors Initiates Search for New Chief Executive Officer

NEW YORK, NY – November 2, 2020 -- The Board of Directors of Kubient, Inc. (NasdaqCM: KBNT, KBNTW) (“Kubient” or the “Company”), a cloud-based software platform for digital advertising, has appointed Chairman, founder and Chief Strategy Officer Paul Roberts as Interim Chief Executive Officer, effective October 31, 2020. Roberts  succeeds Peter Bordes, who will remain at the Company in his current capacity as a director.

“Following our Company’s successful IPO in August, I weighed my other obligations and came to the difficult decision to step down from my day-to-day responsibilities as CEO,” said Bordes. “While I plan to devote my time and energies on my family and other pursuits, I will also continue in my commitment as a director and work closely with Paul to ensure a seamless transition. Kubient has never been in a stronger position, and I look forward to supporting the leadership team from the b oard and as a major shareholder to realize the tremendous potential of our disruptive technology.”

Roberts added, “On behalf of the entire organization, we thank Pete for his leadership during such a critical stage of Kubient’s growth. We are appreciative of the instrumental role he played as CEO and the many accomplishments we realized during his tenure. We look forward to benefiting from his continued guidance as a shareholder and member of the board.”

Christopher Smith, Lead Independent Board Director, added: “Pete has assembled a talented and highly capable leadership team. We are fortunate to have Paul step in as Interim CEO to ensure continuity while we search for a permanent replacement to lead Kubient through its next phase of growth.”

About Kubient

Kubient is a technology company with a mission to transform the digital advertising industry to audience-based marketing. Kubient’s next generation cloud-based infrastructure enables efficient marketplace liquidity for buyers and sellers of digital advertising. The Kubient Audience Cloud is a flexible open marketplace for advertisers and publishers to reach, monetize and connect their audiences. The Company’s platform provides a transparent programmatic environment with proprietary artificial intelligence-powered pre-bid ad fraud prevention, and proprietary real-time bidding (RTB) marketplace automation for the digital out of home industry. The Audience Cloud is the solution for brands and publishers that demand transparency and the ability to reach audiences across all channels and ad formats. For additional information, please visit www.kubient.com.

Forward-Looking Statements

The information contained herein includes forward-looking statements. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of the Act.

Kubient Public Relations Clarity PR

Molly Gagnon: 1-646-934-6924

kubient@clarity.pr

Kubient Investor Relations

Gateway Investor Relations

Matt Glover and Tom Colton

T: 1-949-574-3860

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